Third Quarter 2021 Earnings Presentation November 2, 2021 Stephen Chazen – Chairman, President & CEO Christopher Stavros – Executive Vice President & CFO Brian Corales – Vice President, Investor Relations

Disclaimer 2 FORWARD LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Magnolia Oil & Gas Corporation’s (“Magnolia,” “we,” “us,” “our” or the “Company”) financial and production guidance, strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward- looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law, Magnolia disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Magnolia cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. In addition, Magnolia cautions you that the forward looking statements contained in this press release are subject to the following factors: (i) the length, scope and severity of the ongoing coronavirus disease 2019 (“COVID-19”) pandemic (including the emergence and spread of variant strains of COVID- 19), including the effects of related public health concerns and the impact of continued or new actions taken by governmental authorities and other third parties in response to the pandemic and its impact on commodity prices and supply and demand considerations; (ii) the outcome of any legal proceedings that may be instituted against Magnolia; (iii) Magnolia’s ability to realize the anticipated benefits of its acquisitions, which may be affected by, among other things, competition and the ability of Magnolia to grow and manage growth profitably; (iv) changes in applicable laws or regulations; and (v) the possibility that Magnolia may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Magnolia's operations and projections can be found in its filings with the Securities and Exchange Commission (the "SEC"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 23, 2021. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including free cash flow, EBITDAX, adjusted EBITDAX, adjusted net income, adjusted earnings, adjusted cash operating costs and adjusted cash operating margin. Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to accounting methods or capital structure. Magnolia does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Magnolia excludes certain items from net income in arriving at adjusted net income and adjusted earnings because these amounts can vary substantially from company to company within its industry depending upon accounting methods, book values of assets and the method by which the assets were acquired. Adjusted EBITDAX, adjusted net income, and adjusted earnings should not be considered as alternatives to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from free cash flow, adjusted EBITDAX, adjusted net income, adjusted earnings, adjusted cash operating costs and adjusted cash operating margin are significant components in understanding and assessing a company’s financial performance, and should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. As performance measures, adjusted EBITDAX, adjusted net income, adjusted earnings, adjusted cash operating costs and adjusted cash operating margin may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. As a liquidity measure, management believes free cash flow is useful for investors and widely accepted by those following the oil and gas industry as financial indicators of a company’s ability to generate cash to internally fund drilling and completion activities, fund acquisitions, and service debt. Our presentation of adjusted EBITDAX, adjusted net income, free cash flow, adjusted earnings, adjusted cash operating costs and adjusted cash operating margin may not be comparable to similar measures of other companies in our industry. A free cash flow reconciliation is shown on page 14, adjusted EBITDAX reconciliation is shown on page 15 of the presentation, adjusted net income reconciliation is shown on page 16, adjusted earnings reconciliation is shown on page 17 and adjusted cash operating costs and adjusted cash operating margin reconciliations are shown on page 10. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

Magnolia Oil & Gas – 3Q 2021 Highlights 3 • Generated total net income of $160 million or 67 cents per diluted share during 3Q21. • Total production for 3Q21 increased 4% sequentially to 67.4 Mboe/d. Giddings production increased 80% from 3Q20 levels. • Generated adjusted EBITDAX of $222 million, with D&C Capital of $67 million, or just 30% of adjusted EBITDAX, during 3Q21. • Generated free cash flow of $143 million during 3Q21. • 3Q21 operating income margin was 60%. • Total Adjusted Cash Operating Costs per boe and Total Operating Costs per boe saw sequential declines of 14% and 12%, respectively. ‒ Cash G&A expense during 3Q21 was $1.92/boe compared to $2.60/boe(1) in FY2020. • Magnolia incurred $79 million repurchasing shares during 3Q21. As a result, the fully diluted share count is expected to decline by approximately 9% to 232 million diluted shares in 4Q21 compared to 255 million shares in 4Q20. • Magnolia paid its inaugural semi-annual cash dividend of $0.08 per share based on $40 oil prices. We expect the remaining 2021 dividend payment to be made in 1Q22 and based on oil prices of $55. • 4Q21 D&C capital is expected to be approximately $80 million, and our production should be in the range of 68 to 70 Mboe/d, a 2 percent sequential increase at the midpoint. (1) Full year 2020 cash G&A costs of $2.60 per boe are derived from general and administrative expenses of $3.05 per boe less non-cash stock based compensation of $0.45 per boe.

Magnolia Oil & Gas – 3Q 2021 Key Metrics 4 Adj. Net Income (1) & Adj. EPS (1) Total Production 67.4 Mboe/d (4% sequential growth) Adjusted EBITDAX (1) $221.5 Million D&C Capex $67.2 Million 30% of Adj. EBITDAX Free Cash Flow (1) $143.5 Million Giddings Production 36.8 Mboe/d (80% YOY growth) (1) Adjusted EPS, Adjusted Net Income, Free Cash Flow and Adjusted EBITDAX are non-GAAP measures. For a reconciliation to the most directly comparable GAAP measure see pages 17, 16, 14 and 15. (2) Includes 60.4 million shares of Class B Common Stock that are anti-dilutive in the calculation of weighted average number of common shares outstanding. $157.9 Million $0.67/share Fully Diluted Shares (2) 236 Million (2% sequential decline)

3Q 2021 QTD Cash Flow Summary 190 211 6 19 68 75 245 0 50 100 150 200 250 300 350 400 450 Cash 06/30/21 Cash Flow from Operations Changes in WC and Other Dividends D&C and Facilities Capital Common Stock Repurchases Cash 09/30/21(1) (3) (2) (4) ($In millions) (1) Cash flow from operations before changes in working capital. (2) Includes $11 million change in working capital offset by $5 million in other investing and financing activities. (3) Includes $14 million of dividends paid and $5 million of distributions to noncontrolling interest holders. (4) Comprised of $26 million Class A Common Stock and $49 million Class B Common Stock Repurchases. 5

YTD Cash Flow Summary 193 528 10 19 163 284 245 0 100 200 300 400 500 600 700 800 Cash 12/31/20 Cash Flow from Operations Acquisitions and Other Dividends D&C and Facilities Capital Common Stock Repurchases Cash 9/30/21 (1) (2) (5)(4)(3) (In millions) (1) Cash flow from operations before changes in working capital. (2) Includes $11 MM of acquisitions and $12 MM in other activities offset by a $13 MM increase in capital accruals which are included in the investing activities of cash flows. (3) Includes $14 MM of dividends paid and $5 million of distributions to noncontrolling interest holders. (4) D&C Capital of $163 MM includes $13 MM of capital activities that have been accrued but not yet paid. (5) Comprised of $70 MM Class A Common Stock, $172 MM Class B Common Stock and a $42 MM cash settlement for the non-compete agreement in lieu of Class A Common Stock issuance. 6

Share Repurchase Summary Through 3Q 2021 7 Quarterly Share Reduction Summary (Million Shares) • Since the initial repurchase authorization in 3Q19, Magnolia has reduced its dilutive share count by 15.1(1) million shares of Class A common stock as well as 19 million shares of Class B common stock, for a total reduction of 34.1 million shares, or approximately 13% of the diluted shares outstanding as of the authorization date. ‒ Q4 2021 diluted share count is expected to be approximately 232 million shares. • Magnolia plans to continue to opportunistically repurchase 1% of the total shares outstanding each quarter. • There are 8.5 million shares remaining under the current share repurchase authorization. (1) Class A share reduction includes 3.6 million non-compete shares that were paid in cash in lieu of stock. (1) (1)

Magnolia Oil & Gas – Summary Balance Sheet 8 (in thousands) September 30, 2021 December 31, 2020 Cash $245,023 $192,561 Current assets 131,730 88,965 Property, plant and equipment, net 1,195,875 1,149,527 Other assets 13,151 22,367 Total assets $1,585,779 $1,453,420 Current liabilities $190,685 $128,949 Long-term debt, net 387,537 391,115 Other long-term liabilities 102,040 93,934 Total stockholders' equity 905,517 839,422 Total liabilities and equity $1,585,779 $1,453,420

3Q 2021 Capital Structure and Liquidity Overview 9 Capital Structure Overview • Maintaining low financial leverage profile ‒ Net Debt / Total Book Capitalization of 12% ‒ Net Debt / Q3 Annualized adjusted EBITDAX of 0.2x • Current Liquidity of $695 million, including fully undrawn credit facility (1) • No debt maturities until senior unsecured notes mature in 2026 Debt Maturity Schedule ($MM) (1) Liquidity defined as cash plus availability under revolving credit facility. (2) Total Equity includes noncontrolling interest. Capitalization & Liquidity ($MM) $450 $400 2020 2021 2022 2023 2024 2025 2026 Borrowing Base Credit Facility Borrowings (as of 9/30/21) $0 6.00% Senior Unsecured Notes Capitalization Summary As of 9/30/2021 Cash and Cash Equivalents $245 Revolving Credit Facility $0 6.00% Senior Notes Due 2026 $400 Total Principal Debt Outstanding $400 Total Equity (2) $906 Net Debt / Q3 Annualized Adjusted EBITDAX 0.2x Net Debt / Total Book Capitalization 12% Liquidity Summary As of 9/30/2021 Cash and Cash Equivalents $245 Credit Facility Availability $450 Liquidity (1) $695

Magnolia Oil & Gas – Margin and Cost Structure 10 (1) Lease operating expenses exclude non-cash stock based compensation of $0.1 million, or $0.02 per boe, for each of the quarters ended September 30, 2021 & June 30, 2021. (2) General and administrative expenses exclude non-cash stock based compensation of $2.8 million, or $0.45 per boe, and $3.4 million, or $0.58 per boe, for the quarters ended September 30, 2021 & June 30, 2021, respectively. (3) Adjusted cash operating costs and adjusted cash operating margin are non-GAAP measures. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” $ / Boe, unless otherwise noted For the Quarter Ended September 30, 2021 For the Quarter Ended June 30, 2021 Revenue $45.74 $42.42 Total Cash Operating Costs: Lease Operating Expenses (1) (3.79) (3.70) Gathering, Transportation & Processing (1.63) (1.52) Taxes Other Than Income (2.27) (2.34) Exploration Expense (0.05) (0.01) General & Administrative Expense (2) (1.92) (3.61) Total Adjusted Cash Operating Costs (3) (9.66) (11.18) Adjusted Cash Operating Margin (3) $36.08 $31.24 Margin % 79% 74% Non-Cash Costs: Depreciation, Depletion, and Amortization (7.74) (7.33) Asset Retirement Obligations Accretion (0.21) (0.24) Amortization on Intangible Assets - (1.22) Non-cash stock-based compensation (0.47) (0.60) Total non-cash expenses (8.42) (9.39) Operating Income Margin $27.66 $21.85 Margin % 60% 52% 14% Improvement

Magnolia Oil & Gas – Differentiated Dividend Framework 11 • Differentiated dividend framework is aligned with the principles of our business model and reinforces our plan. • The initiation of a dividend conveys our continued confidence in the business plan and the quality of our assets. • Our approach is meant to appeal to long-term investors who seek dividend safety, moderate and regular dividend growth, and a dividend that is paid out of actual earnings. • We intend to use this dividend framework to demonstrate the underlying results of our business in a stable product price environment ($55 oil and $2.75 natural gas), and within our current cost structure. • Our objective is to provide a superior total shareholder return by improving the per share value of the enterprise while providing a secure and growing dividend. Dividend Principles  Secure & Sustainable – Dividend is safe, and supported by our strong balance sheet, prudent spending and consistent free cash flow  Paid out of Earnings – Dividend is paid out of earnings generated by the business and, will not exceed 50% of the prior year’s reported net income  Dividend Growth – We expect each of these regular dividend payments to grow annually based on execution of our plan, which includes moderate production growth and share reduction Paid in 3Q21 Payable 1Q22 $0.08/share First interim semi-annual dividend – based on ~$40 Oil Second remaining dividend payment – based on the prior year’s results & our view of long-term product prices – $55 Oil

Appendix

Magnolia Oil & Gas – Overview

- High-quality, low-risk pure-play South Texas operator with a core Eagle Ford and Austin Chalk position acquired at an attractive entry multiple
- Significant scale and PDP base generates material free cash flow, reduces development risk, and increases optionality
- **Asset Overview:**
  - ~23,500 net acres in a well-delineated, low-risk position in the core of Karnes County, representing some of the most prolific acreage in the United States with industry leading break-evens
  - ~450,000 net acres in the Giddings area, a re-emerging oil play with significant upside and what we believe to be substantial inventory
  - Both assets expected to remain self funding and within cash flow

Market Statistics			
Trading Symbol (NYSE)			MGY
Share Price as of 10/29/2021			$20.88
Common Shares Outstanding (1)			231 million
Market Capitalization			$4.8 billion
Long-term Debt – Principal			$400 million
Cash as of 9/30/2021			$245 million
Total Enterprise Value			$5.0 billion
Operating Statistics	**Karnes**	**Giddings**	**Total**
Net Acreage	23,513	454,687	478,200
3Q21 Net Production (Mboe/d) (2)	30.6	36.8	67.4

~478,000 Net Acre Position Targeting Two of the Top Oil Plays in the U.S.



Giddings Field
Karnes County
Peak per 1,000' (Boe)
1st Quintile (526 - 1,911)
2nd Quintile (300 - 525)
3rd Quintile (177 - 299)
4th Quintile (94 - 177)
5th Quintile (< 94)
Legacy
Bell
Milam
Walker
Harris
Austin
Bexar
Uvalde
Medina
Wilson
Karnes
Atascosa
DE WITT
GOLIAD
KARNES
WILSON
Calhoun
0 5 10 20 30 40 50
Miles

Source: IHS Performance Evaluator.

Industry Leading Breakevens ($/Bbl WTI)



$28
$32
$34
$35
$38
$39
$39
$45
Karnes Austin Chalk
Karnes Lower Eagle Ford
Midland
Delaware
DJ Basin
Eagle Ford
STACK
Bakken

Source: RSEG.

(1) Common Stock outstanding includes Class A and Class B Stock.
(2) Giddings Includes other production not located in the Giddings Field.

13

Free Cash Flow Reconciliation 14 (1) Free cash flow is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) Free Cash Flow Reconciliation For the Quarter Ended September 30, 2021 For the Quarter Ended September 30, 2020 Net cash provided by operating activities $221,904 $65,156 Add back: Changes in operating assets and liabilities (10,677) 3,438 Cash flows from operations before changes in operating assets and liabilities $211,227 $68,594 Additions to oil and natural gas properties (68,388) (27,674) Changes in working capital associated with additions to oil & gas properties 621 5,409 Free cash flow (1) $143,460 $46,329

Reconciliation of Net Income to Adjusted EBITDAX 15 (1) EBITDAX and Adjusted EBITDAX are non-GAAP measures. For reasons management believes these are useful to Investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) Adjusted EBITDAX reconciliation to net income: For the Quarter Ended September 30, 2021 For the Quarter Ended September 30, 2020 Net income $159,907 $13,695 Exploration expense 317 701 Asset retirement obligation accretion 1,329 1,501 Depreciation, depletion and amortization 47,993 44,731 Amortization of intangible assets - 3,626 Interest expense, net 7,474 7,333 Income tax expense (benefit) 3,631 (339) EBITDAX (1) $220,651 $71,248 Non-cash stock-based compensation expense $2,910 $2,927 Unrealized (gain) loss on derivatives, net ($2,043) $2,208 Adjusted EBITDAX (1) $221,518 $76,383

Adjusted Net Income Reconciliation 16 (1) Adjusted Net Income is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measure.” (2) Shares of Class B Common Stock, and corresponding Magnolia LLC Units, are anti-dilutive in the calculation of weighted average number of common shares outstanding. (in thousands) Adjusted Net Income For the Quarter Ended September 30, 2021 For the Quarter Ended September 30, 2020 Net income $159,907 $13,695 Income tax expense (benefit) $3,631 ($339) Income Before Income Taxes 163,538 13,356 Adjustments: Unrealized (gain) loss on derivatives, net (2,043) 2,208 Adjusted Income before income taxes 161,495 15,564 Adjusted income tax expense 3,586 - Adjusted Net Income (1) $157,909 $15,564 (in thousands) Total Share Count For the Quarter Ended September 30, 2021 For the Quarter Ended September 30, 2020 Diluted weighted average of Class A Common Stock outstanding during the period 175,683 170,676 Weighted average shares of Class B Common Stock outstanding during the period (2) 60,358 85,790 Total weighted average shares of Class A and B Common Stock, including dilutive impact of other securities (2) 236,041 256,466

Adjusted Earnings Reconciliation 17 (1) Adjusted earnings is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) For the Quarter Ended September 30, 2021 Per Share Diluted EPS For the Quarter Ended September 30, 2020 Per Share Diluted EPS Net income attributable to Class A Common Stock $119,364 $0.67 $9,147 $0.05 Adjustments: Unrealized (gain) loss on derivatives, net (2,043) - 2,208 0.01 Noncontrolling interest impact of adjustments 507 - (752) - Change in estimated income tax 34 - - - Adjusted net income attributable to Class A Common Stock (1) $117,862 $0.67 $10,603 $0.06

Magnolia Oil & Gas – Operating Highlights 18 (1) Benchmarks are the NYMEX WTI and NYMEX HH average prices for oil and natural gas, respectively. For the Quarter Ended September 30, 2021 For the Quarter Ended September 30, 2020 Production: Oil (MBbls) 2,851 2,485 Natural gas (MMcf) 11,429 9,444 Natural gas liquids (MBbls) 1,444 937 Total (Mboe) 6,200 4,996 Average daily production: Oil (Bbls/d) 30,989 27,016 Natural gas (Mcf/d) 124,224 102,653 Natural gas liquids (Bbls/d) 15,692 10,181 Total (Mboe) 67,385 54,306 Revenues (in thousands): Oil revenues $195,132 $95,677 Natural gas revenues 42,828 14,895 Natural gas liquids revenues 45,619 10,495 Total Revenues $283,579 $121,067 Average Sales Price: Oil (per Bbl) $68.44 $38.50 Natural gas (per Mcf) 3.75 1.58 Natural gas liquids (per Bbl) 31.60 11.20 Total (per Boe) $45.74 $24.23 NYMEX WTI (per Bbl) $70.55 $40.94 NYMEX Henry Hub (per Mcf) $4.01 $1.97 Realization to benchmark: (1) Oil (% of WTI) 97% 94% Natural gas (% of Henry Hub) 94% 80%

Magnolia Oil & Gas – Production Results 19 Combined Karnes Giddings & Other Combined Karnes Giddings & Other Three Months Ended September 30, 2021 Three Months Ended September 30, 2020 Production: Oil (MBbls) 2,851 1,631 1,220 2,485 2,025 460 Natural gas (MMcf) 11,429 3,872 7,557 9,444 3,888 5,556 Natural gas liquids (MBbls) 1,444 540 904 937 442 495 Total (Mboe) 6,200 2,816 3,384 4,996 3,115 1,881 Average Daily Production Volume: Oil (MBbls/d) 31.0 17.7 13.3 27.0 22.0 5.0 Natural gas (MMcf/d) 124.2 42.1 82.1 102.7 42.3 60.4 Natural gas liquids (MBbls/d) 15.7 5.9 9.8 10.2 4.8 5.4 Total (MBoe/d) 67.4 30.6 36.8 54.3 33.9 20.4

Commitment to Sustainability 20 ENVIRONMENTAL SOCIAL GOVERNANCE Flaring Flare less than 1% of our total net production Fugitive Emissions Operate vent and flare systems to minimize fugitive emissions from storage tanks Water Resources Operations do not produce large volumes of water after initial production Groundwater Design wells to minimize the possibility of well failure and ensure groundwater is protected Workforce Health & Safety Both employee total recordable incident rate and fatality rate were zero in 2020 Diversity 24% of employee population are women (38% in our Houston corporate office) and 32% identify as Asian, Black or African American, Hispanic or Latino, or two or more races Community Support Gave more than $105,000 to local communities, supporting more than 100 organizations Board Independence 71% of board members are independent Board Diversity 29% of board members are women Executive Compensation Ratio of 2020 Chief Executive Officer’s compensation to median employee’s compensation was 1.48 to 1 Say-on-Pay More than 99% of stockholders approved say-on-pay at 2021 Annual Meeting of Stockholders Magnolia 2021 Sustainability Report is Available on Our Website Under the Sustainability Tab